UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2006

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue
Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On February 2, 2006, Satcon Technology Corporation (the “Company”) entered into a Third Loan Modification Agreement (the “Third Loan Modification Agreement”) with Silicon Valley Bank (the “Bank”), a California-chartered bank.  The Third Loan Modification Agreement has an effective date of January 31, 2006.

The Third Loan Modification Agreement modifies the Loan and Security Agreement, dated as of January 31, 2005, between the parties, as previously amended by the Loan Modification Agreement, dated as of May 31, 2005, and the Second Loan Modification Agreement, dated as of November 21, 2005 (as amended, the “Loan Agreement”).  Pursuant to the Third Loan Modification Agreement, the maturity date of the Loan Agreement has been extended through February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: February 3, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer